UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2022

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2022, Assembly Biosciences, Inc. (the “Company”) issued a press release announcing that, as part of a planned succession process, John G. McHutchison, A.O., M.D. will retire from his role as Chief Executive Officer of the Company, effective December 31, 2022. Jason A. Okazaki, 46, the Company’s President and Chief Operating Officer has been appointed President and Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”), each effective January 1, 2023. Dr. McHutchison, who was appointed Chief Executive Officer in 2019, will remain a Board member and will assume the role of Chairman of the Board’s Science and Technology Committee effective January 1, 2023.

Since joining the Company in 2020, Mr. Okazaki has held positions of increasing responsibility with the Company. Mr. Okazaki served as the Company’s Chief Legal and Business Officer from March 2020 until August 2021, when he was elected Chief Operating Officer. Mr. Okazaki was elected to serve as the Company’s President effective August 1, 2022 and has since served as President and Chief Operating Officer. Further details of Mr. Okazaki’s business experience are included in the “Executive Officers” section of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2022.

There are no arrangements or understandings between Mr. Okazaki and any other person pursuant to which he was elected to serve as Chief Executive Officer. There are also no family relationships between Mr. Okazaki and any director or executive officer of the Company, and Mr. Okazaki has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company will report any compensation arrangements related to the transition after determination by the Compensation Committee of the Board.

Item 7.01 Regulation FD Disclosure.

On October 5, 2022 the Company issued a press release announcing the transition. The press release is attached hereto as Exhibit 99.1 and incorporated herein solely for purposes of this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: October 5, 2022	By:	/s/ John O. Gunderson
John O. Gunderson
VP, General Counsel and Corporate Secretary